Exhibit 10.13

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AMENDMENT #1 TO
LEASE AGREEMENT DATED MAY 30, 2002

DATE.	June 10, 2009

BETWEEN:	DRY CREEK RANCHERIA BAND OF POMO INDIANS c/O RIVER ROCK CASINO 3250 Highway 128 East Geyservillle, California 95441

(Lessee)
and

SPRUNG INSTANT STRUCTURE4 INC.

(Lessor)

SITE LOCATION:	Geyserville, California

STRUCTURE SIZE:	60’ x 310’ and 130’ x 330’.

AMENDMENT:

It is hereby agreed that the LEASE AGREEMENT dated May 30, 2002 is extended for an additional thirty-six months firm, for the period June 18, 2009 through June 17, 2012, with Lessee’s monthly payments of $26,395.00 to be paid monthly in advance.

COUNTERPARTS.

This Agreement may be executed by the parties in separate counterparts via facsimile, each of which shall be deemed an original and both of which together shall be deemed to be one and the same Instrument

EXISTING
AGREEMENTS:	All other terms of the LEASE AGREEMENT dated May 20,2002 and AMENDMENT TO LEASE AGREEMENT dated remain the same.

ACCEPTED BY:	DRY GREEK RANCHERIA BAND		SPRUNG INSTANT STRUCTURES INC.
OF POMO INDIANS

	Per:	/s/ Joseph R. Callahan	//s//

	Print Name:	Joseph R. Callahan

	Title:	Chief Financial Officer	Per:	//s//

	Dated:	6/12/2009	Dated:	6/16/2009

SPRUNG INSTANT STRUCTURES, INC.

550, 16th Street, Suite #25   San Francisco, California 94103   Tel (415) 934.9370  Fax (415) 935.9373  Toll Free:  1 800 526.9899   www.sprung.com